Exhibit 99.1

Sarcos Technology and Robotics Corporation Closes Acquisition of RE2, Inc.

SALT LAKE CITY & PITTSBURGH, Pa. — April 25, 2022 — Sarcos Technology and Robotics Corporation (“Sarcos”) (NASDAQ: STRC and STRCW) today announced the successful closing of the previously announced acquisition of Pittsburgh-based robotics company RE2, Inc., a developer of autonomous and teleoperated mobile robotic systems for use in the aviation, construction, defense, energy, and medical industries. The closing of this transaction brings together two leading commercial robotics teams focused on developing industrial robotic technologies that improve worker safety and productivity.

Total consideration for the transaction was $100 million, consisting of $30 million in cash and 14 million shares of Sarcos common stock that were either newly issued or underlie assumed options. The stock component represents dilution to Sarcos stockholders of approximately 5.7% based on a fully-diluted share count of approximately 231 million shares (which assumes the exercise of all outstanding warrants and includes all shares available for issuance under our equity plans).

“We are delighted to officially welcome the entire RE2 team to the Sarcos family,” said Kiva Allgood, President and CEO, Sarcos. “I have had the opportunity to work closely with the RE2 team, and our capabilities and objectives are well matched. Our combined product lineup and expertise will allow us to address customer needs in a much wider range of industries and use-cases. I am very optimistic about our future as a combined company.”

Sarcos expects to benefit from future revenue associated with RE2’s existing contracts, including contracts with the U.S. government to develop innovative robotic systems for underwater and industrial solutions, as well as a developmental partnership with JLG Industries, Inc., an Oshkosh Corporation company (NYSE: OSK) and leading provider of mobile elevating work platforms and access equipment.

“The productivity imperative, along with the COVID-19 pandemic, has accelerated the need for, and adoption of, robotic technologies beyond the factory floor,” said Frank Nerenhausen, Oshkosh Corporation Executive Vice President and President, JLG Industries. “In fact, a large focal area in construction and industrial applications today is remote operation of equipment that keeps workers out of harm’s way. The combination of Sarcos and RE2 brings together two leading robotics companies working to accelerate the implementation of robotics and move the access industry forward. We look forward to building on the excellent progress we have already made in partnership with RE2.”

Following the closure of the transaction, the Sarcos product line now includes the Guardian® XO® full-body, battery-powered industrial exoskeleton, Guardian® XT™ teleoperated dexterous mobile robotic avatar system, and the SapienTM line of arms - including models with capabilities ranging from precision arms for surgical applications to rugged outdoor arms for construction tasks and the Sapien Sea Class system that can operate in shallow and deep water.

Summary of Transaction Benefits:

•	Expected to add additional target markets in aviation, construction, medical, and subsea to Sarcos’ total addressable market
•	Sapien products are expected to bring earlier revenue and commercial product availability for the combined company
•	Provides a significantly broader product set with a wide range of use cases and price points for customers
•	Nearly doubles Sarcos’ engineering team
•	Adds a second Sarcos location in Pittsburgh, PA, to assist in attracting talented new hires
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RE2’s Detect™ outdoor computer vision solution and Intellect™ autonomy software expertise will be added to Sarcos’ Cybernetic Training for Autonomous Robots (CYTAR™) artificial intelligence (AI) and machine learning program

For more information on Sarcos and its award-winning product portfolio, please visit www.sarcos.com.

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About the Transaction

Wilson Sonsini Goodrich & Rosati, Professional Corporation acted as legal counsel and PJT Partners acted as financial advisor to Sarcos. Blank Rome LLP and Cherin Law Offices, P.C. acted as legal counsel and Stifel, Nicolaus & Company acted as financial advisor to RE2, Inc.

About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) is a leader in industrial robotic systems that augment human performance by combining human intelligence, instinct, and judgment with the strength, endurance, and precision of machines to enhance employee safety and productivity, enable remote operations and reduce operational costs. Sarcos’ mobile robotic systems, including the Guardian® S, Guardian® GT, Guardian® XO®, and Guardian® XT™, along with the SapienTM family of robotic arms from RE2, RE2 Detect™ computer vision software, and RE2 Intellect™ autonomy software, are designed to revolutionize the future of work wherever physically demanding work is done. Sarcos is headquartered in Salt Lake City, Utah, and now has a second location in Pittsburgh, PA. For more information, please visit www.sarcos.com.

Forward-Looking Statements; RE2 Financial Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Sarcos’ ability to successfully integrate RE2 into its operations; the products and markets of each company; the expected benefits of the acquisition of RE2 and Sarcos’ ability to realize those benefits; Sarcos’ performance following the acquisition of RE2; Sarcos’ plans to expand its product availability; Sarcos’ ability to sell its products or obtain robot-as-a-service subscriptions; competition from existing or future businesses and technologies; and the expected size of and potential for the acquisition to expand Sarcos’ addressable market. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ and RE2’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”). In addition to factors previously disclosed in Sarcos’ reports filed with the SEC and those identified in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the risk of litigation or regulatory actions; the ability of Sarcos to successfully integrate RE2’s operations, products and technologies; the risk that the anticipated benefits of the transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the economy and competitive factors in the areas where Sarcos and RE2 do business; the impact of the COVID-19 pandemic on Sarcos’ and RE2’s business; Sarcos’ and RE2’s ability to retain key personnel; the dilution caused by Sarcos’ issuance of additional shares of its common stock in connection with the transaction; Sarcos’ ability to execute on its business strategy, address staffing shortages and supply chain disruptions, launch its products within expected timelines, develop new products and services and enhance existing products and services; ability to respond rapidly to emerging technology trends; ability to compete effectively, recruit and retain qualified personnel and manage growth and costs; general competitive, economic, political and market conditions; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed by Sarcos from time to time with the SEC. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Investor Contact:

Ben Mimmack

Head of Investor Relations

(801) 419-0438

pr@sarcos.com

ir@sarcos.com